Exhibit 10.32

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 6th day of February, 2009 by and among Oculus Innovative Sciences, Inc., a Delaware corporation (the “Company”), and the Investors listed on Schedule A (each, an “Investor”).

Recitals

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, (i) up to 2,500,000 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), and warrants as further described below (collectively, the “Units”) at a purchase price of $1.169 per Unit;

NOW THEREFORE, In consideration of the  mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Securities” means the Common Stock, the Warrants and the Warrant Shares.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Common Stock and Warrants. Subject to the terms and conditions of this Agreement, the Investor shall purchase, and the Company shall sell and issue to the Investor, the Units. If there is more than one Investor, such Investors will participate as described on Schedule A and, in such case, each reference to “Investor” should be interpreted to mean the Investors listed on Schedule A.

Each 100 Units will be comprised of:

 (i) One hundred (100) shares of Common Stock.

 (ii) A Series A Warrant to purchase fifty-eight (58) shares of Common Stock, in substantially the same form as Exhibit A, at an exercise price of $1.87 per share. The Series A Warrants shall be exercisable after six months and will have a five year term. The Series A Warrants will also have a cashless feature.

 (iii) A Series B Warrants, in substantially the same form as Exhibit B, to purchase seventy-eight (78) shares of Common Stock at an exercise price of $1.13 per share. The Series B Warrants shall be exercisable after six months and will have a three year term.

 (iv) For every two shares of Common Stock the Investor purchases upon exercise of a Series B Warrant, the Investor will receive an additional Series C Warrant, in substantially the same form as Exhibit C, to purchase one share of Common Stock. The Series C Warrant shall be exercisable after six months and will have an exercise price of $1.94 and a five year term.

Each warrant will have a prohibition on exercise in the event that the holder of such warrant would beneficially own over 9.99% of the Company’s issued and outstanding stock. Additionally, each warrant will contain a provision that prohibits exercise in the event that exercise will permit a “change of control” as that term is interpreted by the applicable rules and interpretations of any market on which the Company’s securities trade.

3. Closing. On the date of the investment, as described in Section 2 (a “Closing”) once the Company receives the designated payment in full in available funds and confirms that the other conditions to closing specified herein have been satisfied or duly waived by the Investor, the Company shall deliver to the Investor, a certificate or certificates, and such Warrants, registered in such name or names as the Investor may designate, representing the Units. The Closing of the purchase and sale of the Units shall take place at the Company’s headquarters, 1129 North McDowell Blvd., Petaluma, California 94954, or at such other location and on such other date as the Company and the Investor shall mutually agree.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor the following:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3 Valid Issuance. The Common Stock has been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws. The Warrants have been or will be duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

4.4 Delivery of SEC Filings; Business. The Company has made available to the Investor true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2008 (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company is engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

4.5 Use of Proceeds. The net proceeds of the sale of the Units hereunder shall be used by the Company for working capital and general corporate purposes.

4.6 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.7 Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

5.1 Organization and Existence. The Investor is a validly existing corporation and has all requisite corporate power and authority to invest in the Securities pursuant to this Agreement.

5.2 Authorization. The execution, delivery and performance by the Investor of the Transaction Documents to which the Investor is a party have been duly authorized and will constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time. The Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5 Disclosure of Information. The Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges that true and complete copies of the Company’s SEC Filings have been made available to the Investor through the EDGAR system. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6 Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a) “THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

5.10 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to in reliance upon specific exemptions from the registration requirements of the 1933 Act, the rules and regulations promulgated thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

5.11 Investment Decision. The Investor understands that nothing in the Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

5.12 Risk of Loss. The Investor understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Investor’s investment, and the Investor has full cognizance of and understands all of the risk factors related to the Investor’s purchase of the Securities, including, but not limited to, those set forth under or incorporated by reference under the caption “Risk Factors” in the SEC Filings. The Investor understands that the market price of the Common Stock can fluctuate and that no representation is being made as to the future value of the Common Stock.

5.13 No Government Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

5.14 Residency. The Investor’s principal executive office is in the jurisdiction set forth immediately below the Investor’s name on the signature page attached hereto.

6. Conditions to Closing.

6.1 Conditions to the Investors’ Obligations. The obligation of the Investor to purchase the Units at the Closing is subject to the fulfillment to the Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:

(a)  The Company shall have delivered a Certificate or Certificates representing the number of shares of Common Stock to be issued.

(b) The Company shall have delivered the Series A and Series B warrants.

(c) The Company shall have delivered a legal opinion in substantially the same form as the legal opinion in Schedule B.

6.2 Conditions to Obligations of the Company. The Company’s obligation to sell the Units at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)  The Investor shall have delivered the investment amount described in Section 2 to the Company.

(b) The Investor shall have designated the number of shares of Common Stock to be represented on each Certificate and provided the tax identification number, delivery address and any other information the Company may reasonably request to issue the Certificates.

7. Covenants and Agreements of the Company.

7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

7.2 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents.

7.3 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

8. Registration.

8.1 Within 30 calendar days following the Closing Date, the Company shall cause a registration statement on Form S-1 (or such other Form appropriate for such purpose) (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act with respect to (i) the Common Stock issued pursuant to this Agreement and (ii) the Warrant Shares (together, the “Registrable Securities”). The Company shall cause such Registration Statement to be declared effective by the Commission as soon as possible, but in any event, no later than 90 calendar days following the Closing Date if the Company receives a “No Review” from the Commission or 120 days following the Closing Date if the Company receives a review, and shall use its reasonable best efforts to keep the Registration Statement continuously effective for three years following such date the Commission declares the Registration Statement effective (the “Effectiveness Period”). Each Investor agrees to provide the Company with any information reasonably requested by the Company for purposes of including such Investor’s securities in the Registration Statement within ten business days following such request. If the Investor does not provide such information, the Company may exclude the Investor’s Registrable Securities from the Registration Statement if the Company reasonably believes such information is necessary to comply with federal securities laws. Such exclusion shall not be consider default or breach of this Agreement by the Company and the Company shall not be subject to any damages including liquidated damages. The Company may include shares of Common Stock other than the Registrable Securities on the Registration Statement as long as the total number of shares of Common Stock (including the Registrable Securities) to be registered in the aggregate on such registration statement does not then exceed 33% of the Company’s public float. The Company may not include any other shares of Common Stock on the Registration Statement until all of the Registrable Securities have been so included or the Investor has agreed in writing to have its Registrable Securities excluded from such Registration Statement.

8.2 Notwithstanding anything to the contrary contained in this Agreement, if the staff of the Commission (the “Staff”), seeks to characterize any offering pursuant to a registration statement filed in accordance with this Agreement as constituting a primary offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the Commission does not permit such Registration Statement to become effective and used for resales in a continuous at the market offering pursuant to Rule 415 under the Securities Act by the Investors without being named therein as “underwriters” (a “Resale Registration Statement”), then the Company shall have the right to reduce the number of Registrable Securities to be included in such registration statement by all Investors, to the extent that the Staff or the Commission shall permit such registration statement to become effective as a Resale Registration Statement. In making such reduction, the Company shall reduce the number of Registrable Securities by decreasing the Common Stock first pro rata by Investor based on dollar amount invested pursuant to this Agreement. If such reductions are not sufficient, the Company may reduce the Warrant Shares issuable upon exercise of the Series A warrants, then the Series C warrants and then the Series B warrants.

8.3 In the event that the inclusion of Registrable Securities by a particular Investor or a particular type of Investor is the cause of the refusal by the Staff or the Commission to allow such registration statement to become effective as a Resale Registration Statement, the Registrable Securities held by such Investor or type of Investors shall be the only Registrable Securities subject to reduction (and if by a set of Investors on a pro rata basis with respect to such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors). In addition, if the Staff or the Commission requires any Investor seeking to sell under a Registration Statement filed pursuant to this Agreement to be identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall be entitled, following good faith discussions with the Staff and/or the Commission and the affected Investor, to reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the Commission does not require such identification.

8.4 Subject to Section 8.5 below, in the event of any reduction in Registrable Securities to be included in the Registration Statement, an affected Investor shall have the right, solely following such time as the Company is able to effect the registration of any such Registrable Securities in accordance with any restrictions which were imposed on it by the Commission, upon delivery of a written request to the Company signed by such Investor, to require the Company to file an additional registration statement on Form S-1 (or such other Form appropriate for such purpose) with the Commission under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act within 120 calendar days after the Company’s receipt of any such request (the “Additional Filing Date”) for resale by such Investor, in a manner reasonably acceptable to such Investor, of any Registrable Securities which are not then covered by an existing and effective registration statement (including the Registration Statement) and the Company shall, following such request, use its reasonable best efforts to cause such additional registration statement(s) to be declared effective under the Securities Act as soon as possible but, in any event, no later than 120 calendar days following the applicable Additional Filing Date (the “Additional Outside Date”), and kept continuously effective for two years after the effective date of any such registration statement (in each such case, the “Additional Effectiveness Period”).

8.5 No Investor will be entitled to require the Company to file a registration statement during any time period that the Investor can sell its Registrable Securities pursuant to Rule 144 of the Securities Act without volume restrictions, in each case as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Investors. The Investor agrees to provide such information as is reasonably necessary for the counsel to the Company to make such determination. The Company agrees to provide each Investor up to three legal opinions at Company expense within five years following the date of this Agreement to facilitate such sales. Such obligation is dependent on the Investor complying with Rule 144 and providing such information as reasonably requested by the Company or its counsel to write such opinion.

8.6 If for any reason or for no reason whatsoever, either (a) the Registration Statement is not filed on or prior to 30 calendar days following the Closing Date or any additional registration statement is not filed on or prior to the Additional Filing Date, in each case covering the Registrable Securities required under this Agreement to be included therein, or (b) a Registration Statement is not declared effective by the Commission within 90 calendar days following the Closing Date if the Company receives a “No Review” from the Commission or 120 days following the Closing Date if the Company receives a review , or any additional registration statement is not declared effective by the Commission on or prior to the Additional Outside Date or (c) after the effective date of a Registration Statement or any additional registration statement, without regard for the reason thereunder or efforts therefore, such Registration Statement (or additional registration statement) ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement or additional registration statement, or the Investors are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than an aggregate of 30 Trading Days during any 12-month period within the Effectiveness Period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (a) or (b) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”)), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 0.5% of the aggregate purchase price paid by such Investor for the Unit(s); provided that the aggregate payments pursuant to this Section to any Investor do not exceed 2.0% of the aggregate purchase price paid by such Investor for the Unit(s). The parties agree that the Company shall not be liable for liquidated damages under this Agreement with respect to any Warrants or Warrant Shares.

9. Miscellaneous.

9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and transmitted via facsimile or by .pdf (portable document format) via electronic mail, each of which shall be deemed an original.

9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by email, telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and General Counsel
Fax: (707) 283-0551

With a copy to:

Trombly Business Law
1320 Centre Street, Suite 202
Newton, MA 02459
Attention: Amy Trombly
Fax: (617) 243-0066

If to the Investor:

To the Address listed on Schedule A

9.5 Expenses. Each  of  the  parties  hereto  shall  pay  its  own costs and expenses  in  connection  with  this  Agreement  and  the  transactions contemplated  hereby, including  the  fees  and  expenses  of  its  counsel  and  other  experts. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.8 Entire Agreement. This Agreement, including the Schedules and Exhibits, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By:	/s/ Hojabr Alimi
Hojabr Alimi
President, Chief Executive Officer and Chairman of the Board

SCHEDULE A

Register Certificate As	Send Certificate To:	Send Correspondence, Legal Notices, and Proxies To:	Units @ 1.169	Total $$
Cranshare Capital, LP	Cranshare Capital, LP 3100 Dundee Road, Ste 703 Northbrook, IL 60052	Cranshare Capital, LP 3100 Dundee Road, Ste 703 Northbrook, IL 60052	100,000	$116,900.00
Rockmore Investment Master Fund	Rockmore Capital, LLC 150 East 58th Street, 28th Flr New York, NY 10155	Rockmore Capital, LLC 150 East 58th Street, 28th Flr New York, NY 10155	85,554	$100,000.94
BAM Opportunity Fund, LP	BAM Opportunity Fund, LP 44 Wall St., Suite 1603 New York, NY 10005	BAM Opportunity Fund, LP 44 Wall St., Suite 1603 New York, NY 10005	1,000,000	$1,169,000.00
Iroquois Master Fund, Ltd.	Iroquois Master Fund Ltd. 641 Lexington Ave., 26th Fl. New York, NY 10022	Iroquois Master Fund Ltd. 641 Lexington Ave., 26th Fl. New York, NY 10022	100,000	$116,900.00
Robert G. Allison	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Robert G. Allison c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	51,326	$60,000.09
William H. Baxter Trustee FBO William H Baxter Revocable Trust u/a dtd 7/3/96	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	William H. Baxter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	21,386	$25,000.24
David & Carole Brown Trustees FBO David & Carole Brown Revocable Trust u/a dtd 10/23/97	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	David & Carole Brown c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	21,386	$25,000.24
Dennis D. Gonyea	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Dennis D. Gonyea c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	21,386	$25,000.24
Paul C. & Nancy S. Seel JTWROS	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Paul C. & Sancy S. Seel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	21,386	$25,000.24
Donald O & Janet M. Voight TTEE’s FBO Janet M. Voight Trust U/A dtd 8/29/96	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Janet M. Voight c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	21,386	$25,000.24
Pyramid Partners, L.P.	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Richard W. Perkins c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	21,386	$25,000.24
Dorothy J. Hoel	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Dorothy J. Hoel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	17,109	20,000.42
Elizabeth J. Kuehne	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	Piper Jaffray Corp & Venture Services Mr. Ryan Carlson 800 Nicollet Mall, J12S06 Minneapolis, MN 55402	17,109	20,000.42

SCHEDULE B

February _____, 2009

TO: The Investors listed on Schedule A:

I have acted as counsel to Oculus Innovative Sciences, Inc., a Delaware corporation (the “Company”) in connection with the offer and sale by the Company of ___Units, each Unit comprised of:

 (i) One hundred (100) shares of Common Stock;

 (ii) A Series A Warrant to purchase fifty-eight (58) shares of Common Stock, in substantially the same form as Exhibit A, at an exercise price of $1.87 per share;

 (iii) A Series B Warrants, in substantially the same form as Exhibit B, to purchase seventy-eight (78) shares of Common Stock at an exercise price of $1.13 per share; and

 (iv) For every two shares of Common Stock the Investor purchases upon exercise of a Series B Warrant, the Investor will receive an additional Series C Warrant, in substantially the same form as Exhibit C, at an exercise price of $1.94.

The Units are issued pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Act”), as set forth in Regulation D promulgated thereunder.

In connection with the opinions expressed herein, I have made such examination of law as I considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, I have relied, with your permission, upon the representations and warranties as to factual matters contained in and made by the Company and the Investors pursuant to the Purchase Agreement dated February ___, 2009 and upon such other documents that I deemed necessary.

In rendering this opinion, I have, with your permission, assumed: (a) the authenticity of all documents submitted to me as originals; (b) the conformity to the originals of all documents submitted to me as copies; (c) the genuineness of all signatures; (d) the legal capacity of natural persons; (e) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in all of such documents; (f) the due authorization, execution and delivery of all such documents by the Investors, and the legal, valid and binding effect thereof on the Investors; and (g) that the Company and the Investors will act in accordance with their respective representations and warranties as set forth in the Purchase Agreement.

I am a member of the bar of the Commonwealth of Massachusetts. I express no opinion as to the laws of any jurisdiction other than corporate laws of the State of Delaware and the Federal laws of the United States of America. I express no opinion with respect to the effect or application of any other laws.

The issuance of the Units has been (a) duly authorized by the Board of Directors of the Company, and (b) all such Units, when issued pursuant to the Purchase Agreement, and upon delivery, shall be validly issued and outstanding, fully paid and non-assessable. Assuming the accuracy of the representations and warranties of the Company set forth in the Purchase Agreement and of the Investors set forth in the Purchase Agreement, the offer, issuance and sale of the Units to the Investors pursuant to the Purchase Agreement are exempt from the registration requirements of the Securities Act.

My opinion expressed above is specifically subject to the following limitations, exceptions, qualifications and assumptions:

A. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

B. Limitations imposed by state law, Federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

C. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the “Accord”) of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, including the General Qualifications and the Equitable Principles Limitation, and this opinion letter should be read in conjunction therewith.

This opinion is rendered as of the date first written above, is solely for your benefit in connection with the Purchase Agreement and may not be relied upon or used by, circulated, quoted, or referred to nor may any copies hereof be delivered to any other person without my prior written consent. I disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, events or developments which hereafter may be brought to my attention and which may alter, affect or modify the opinions expressed herein.

Very truly yours,

Amy Trombly, Esq.

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 116,900	Number of Units purchased: 100,000

Name of Investor: Cranshire Capital, L.P.

Signature of Authorized Signatory of Investor: /s/ Lawrence A. Prosser

Name of Authorized Signatory: Lawrence A. Prosser

Title of Authorized Signatory: CFO, Downsview Capital, Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: Cranshire Capital, L.P., 3100 Dundee Road, Ste. 703, Northbrook, IL 60062

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 100,000.94	Number of Units purchased: 85,544

Name of Investor: Rockmore Investment Master Fund Ltd.

Signature of Authorized Signatory of Investor: /s/ Brian Daly

Name of Authorized Signatory: Brian Daly

Title of Authorized Signatory: Director

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Rockmore Capital, LLC, 150 East 58th Street, 28th Floor, New York, NY 10155

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 1,169,000	Number of Units purchased: 100,000

Name of Investor: BAM Opportunity Fund LP

Signature of Authorized Signatory of Investor: /s/ Seth Morris

Name of Authorized Signatory: Seth Morris

Title of Authorized Signatory: Chief Operating Officer

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: 44 Wall Street, Suite 1603, New York, NY 10005

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 116,900	Number of Units purchased: 100,000

Name of Investor: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Investor: /s/ Joshua Silverman

Name of Authorized Signatory: Joshua Silverman

Title of Authorized Signatory: Director

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: 641 Lexington Ave., 26th Floor, New York, NY 10022

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 60,000.09	Number of Units purchased: 51,326

Name of Investor: Robert G. Allison

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 25,000.24	Number of Units purchased: 21,386

Name of Investor: William H. Baxter Trustee FBO, William H. Baxter Revocable Trust u/a dtd 7/3/96

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 25,000.24	Number of Units purchased: 21,386

Name of Investor: David & Carol Brown Trustees FBO, David & Carol Brown Revocable Trust u/a dtd 10/23/97

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 25,000.24	Number of Units purchased: 21,386

Name of Investor: Dennis D. Gonyea

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 25,000.24	Number of Units purchased: 21,386

Name of Investor: Paul C. & Nancy S. Seel JTWROS

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 25,000.24                                                                                                Number of Units purchased: 21,386

Name of Investor: Donald O. & Janet M. Voight TTEE’s FBO, Janet M. Voight Trust U/A dtd 8/29/96

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 25,000.24	Number of Units purchased: 21,386

Name of Investor: Pyramid Partners, L.P.

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 20,000.42	Number of Units purchased: 17,109

Name of Investor: Dorothy J. Hoel

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

[SIGNATURE PAGES CONTINUE]

INVESTOR SIGNATURE PAGE TO THE OCULUS INNOVATIVE SCIENCES, INC.
PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dollar Value of Investment: 20,000.42	Number of Units purchased: 17,109

Name of Investor: Elizabeth J. Kuehne

Signature of Authorized Signatory of Investor: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins

Title of Authorized Signatory: Executive Vice President, Perkins Capital Management Inc.

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address and Phone Number for Notice of Investor: c/o Perkins Capital Management, Inc., 730 East Lake Street, Wayzata MN 55391

Address for Delivery of Securities for Investor (if not same as above):

Social Security Number or Tax I.D. Number of Investor

EXHIBIT A TO THE PURCHASE AGREEMENT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

OCULUS INNOVATIVE SCIENCES, INC.

Form of Series A Warrants for the Purchase
of
Shares of Common Stock, Par Value $0.0001 per Share

No.___________
Issue Date:____________________

THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                      (the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC.,a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until five years after the Issue Date (the “Exercise Period”), up to an aggregate of                      shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $1.87 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.

As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:

(i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii) this Warrant; and

(iii) subject to Section 1(c) below, payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

(b) As used herein:

(i) “Fair Market Value” of a security shall mean, on any given day, the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed on such day, or, if there has been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and asked prices quoted on the over-the-counter bulletin board (the “OTCBB”) as of 4:00 P.M., New York time, or, if on such day such security is not quoted on the OTCBB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the Pink Sheet, LLC, or any similar successor organization. If at any time such security is not listed on any securities exchange or quoted on the OTCBB or the over-the-counter market, the “Fair Market Value” shall be as determined by the Board of Directors of the Company in good faith, absent manifest error.

(c) Cashless Exercise. If at any time six months after the date of the issuance of this Warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised only at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, a certificate for the number of Warrant Shares equal to the number as is computed using the following formula:

where

X = the number of Warrant Shares to be issued to the Holder pursuant to this Warrant.

Y = the number of Warrant Shares covered by this Warrant with respect to which the cashless exercise election is made pursuant to this Section 1(c).

A = the Fair Market Value (as defined above) of one Warrant Share.

B = the Exercise Price in effect at the time the cashless exercise election is made pursuant to this Section 1(c).

(d) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.

(e) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

(f) In the event that this Warrant is not exercised in full on the last business day of the Exercise Period, the remaining portion of the Warrant will automatically be exercised as described in Section 1(c) above.

2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:

(a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) All calculations under this Section 2 shall be made to the nearest cent.

(d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.

3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.

6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the The Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

(b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

if to the Company:

Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and
General Counsel
Fax: (707) 283-0551

if to the Holder: As set forth in the Warrant Register of the Company.

The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

[signature page follows]

Dated as of:

OCULUS INNOVATIVE SCIENCES, INC.

By:
Name:
Title:

[Seal]

Secretary

EXHIBIT A

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:

(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:

(Name)

(Address, Including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby either (A) tenders payment of $        by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box) or (B) hereby provides notice to the Company that the undersigned is exercising this Warrant pursuant to the Cashless Exercise set forth in Section 1(c) of the Warrant. If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:

(Please Print)

Address:

Signature:	DATED:	, 20___

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT B TO THE PURCHASE AGREEMENT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

OCULUS INNOVATIVE SCIENCES, INC.

Form of Series B Warrants for the Purchase

of

Shares of Common Stock, Par Value $0.0001 per Share

No.
Issue Date:

THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                      (the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC.,a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until three years after the Issue Date (the “Exercise Period”), up to an aggregate of                      shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $1.13 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.

As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:

(i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii) this Warrant; and

(iii) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

(b) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.

(c) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:

(a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) All calculations under this Section 2 shall be made to the nearest cent.

(d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.

3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.

6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the The Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

(b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

if to the Company:

Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and
General Counsel
Fax: (707) 283-0551

if to the Holder: As set forth in the Warrant Register of the Company.

The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

[signature page follows]

Dated as of:

OCULUS INNOVATIVE SCIENCES, INC.

By:
Name:
Title:

[Seal]

Secretary

EXHIBIT A

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:

(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:

(Name)

(Address, Including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby tenders payment of $   by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:

(Please Print)

Address:

Signature:	DATED:	, 20___

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT C TO THE PURCHASE AGREEMENT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

OCULUS INNOVATIVE SCIENCES, INC.

Form of Series C Warrants for the Purchase

of

Shares of Common Stock, Par Value $0.0001 per Share

No.
Issue Date:

THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                      (the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC.,a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until five years after the Issue Date (the “Exercise Period”), up to an aggregate of                      shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $1.94 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.

As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:

(i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii) this Warrant; and

(iii) subject to Section 1(c) below, payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

(b) As used herein:

(i) “Fair Market Value” of a security shall mean, on any given day, the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed on such day, or, if there has been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and asked prices quoted on the over-the-counter bulletin board (the “OTCBB”) as of 4:00 P.M., New York time, or, if on such day such security is not quoted on the OTCBB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the Pink Sheet, LLC, or any similar successor organization. If at any time such security is not listed on any securities exchange or quoted on the OTCBB or the over-the-counter market, the “Fair Market Value” shall be as determined by the Board of Directors of the Company in good faith, absent manifest error.

(c) Cashless Exercise. If at any time six months after the date of the issuance of this Warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised only at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, a certificate for the number of Warrant Shares equal to the number as is computed using the following formula:

where

X = the number of Warrant Shares to be issued to the Holder pursuant to this Warrant.

Y = the number of Warrant Shares covered by this Warrant with respect to which the cashless exercise election is made pursuant to this Section 1(c).

A = the Fair Market Value (as defined above) of one Warrant Share.

B = the Exercise Price in effect at the time the cashless exercise election is made pursuant to this Section 1(c).

(d) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.

(e) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

(f) In the event that this Warrant is not exercised in full on the last business day of the Exercise Period, the remaining portion of the Warrant will automatically be exercised as described in Section 1(c) above.

2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:

(a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) All calculations under this Section 2 shall be made to the nearest cent.

(d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.

3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.

6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the The Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

(b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

if to the Company:

Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and
General Counsel
Fax: (707) 283-0551

if to the Holder: As set forth in the Warrant Register of the Company.

The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

[signature page follows]

Dated as of:

OCULUS INNOVATIVE SCIENCES, INC.

By:
Name:
Title:

[Seal]

Secretary

EXHIBIT A

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:

(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:

(Name)

(Address, Including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby either (A) tenders payment of $        by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box) or (B) hereby provides notice to the Company that the undersigned is exercising this Warrant pursuant to the Cashless Exercise set forth in Section 1(c) of the Warrant. If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:

(Please Print)

Address:

Signature:	DATED:	, 20___

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed: